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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 15, 1999
                                                          --------------



                             TECHNICLONE CORPORATION
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              (Exact name of registrant a specified in its Charter)


       Delaware                       0-17085                95-3698422
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(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                File Number)         Identification No.)



     14282 Franklin Avenue, Tustin, California                92780-7017
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     (Address of principal executive offices)                 (Zip Code)



   Registrant's telephone number, including area code      (714) 508-6000
                                                     ---------------------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 15, 1999, the Board of Directors of Techniclone Corporation, a Delaware corporation (the "Company"), approved the engagement of Ernst & Young LLP as the Company's principal independent public accountants, effective as of April 15, 1999. Prior to the appointment of Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.   Not applicable.
                  ------------------------------------------

         (b)      Pro Forma Financial Information.   Not applicable.
                  --------------------------------

         (c)      Exhibits. Not applicable.
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 1999                TECHNICLONE CORPORATION


                                    By: /s/ Steven C. Burke
                                       -----------------------------------------
                                        Steven C. Burke, Chief Financial Officer



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